UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 19, 2016

CANNASYS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54476	88-0367706
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

1350 17th Street, Suite 150
Denver, Colorado		80202
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code:		Phone: (720) 420-1290

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

From October 17, 2016, through December 20, 2016, CannaSys, Inc. issued 211,516,834 shares of its common stock to various investors pursuant to the terms of their respective outstanding convertible promissory notes. The convertible promissory notes were issued in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering. Each of the investors is either an "accredited investor" as defined in Rule 501(a) of Regulation D or a sophisticated investor able to bear the risks of the investment. No underwriter participated in the offer and sale of these securities, and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

The following table reflects the amounts of principal converted, and the corresponding number of shares issued, in connection with outstanding convertible promissory notes during the month of October, 2016:

Date	Note Holder	Price	Shares Issued	Amount Converted

10/07/2016	Kodiak Capital Group LLC	$0.007	163,044	$ 222.82
10/17/2016	Auctus Fund LLC	0.000	166,039	2,374.35
10/18/2016	EMA Financial LLC	0.005	179,800	934.60
10/19/2016	Black Forest Capital, LLC	0.013	174,000	2,262.00
10/20/2016	Black Forest Capital, LLC	0.013	190,770	2,480.00
10/21/2016	Black Forest Capital, LLC	0.013	210,000	2,730.00
10/21/2016	Auctus Fund LLC	0.014	174,170	2,490.63
10/21/2016	EMA Financial LLC	0.005	216,450	1,125.54
10/24/2016	Microcap Equity Group LLC	0.013	174,153	2,264.00
10/24/2016	Black Forest Capital, LLC	0.013	239,000	3,107.00
10/24/2016	Microcap Equity Group LLC	0.013	239,230	3,110.00
10/25/2016	Auctus Fund LLC	0.010	239,600	2,491.84
10/26/2016	Colonial Stock Transfer	0.012	205,128	2,400.00
10/26/2016	Black Forest Capital, LLC	0.013	259,000	3,367.00
10/26/2016	Microcap Equity Group LLC	0.013	260,153	3,382.00
10/27/2016	Adar Bays LLC	0.020	250,000	5,000.00
10/27/2016	Auctus Fund LLC	0.010	284,100	2,954.64
10/27/2016	EMA Financial LLC	0.005	293,300	1,525.16
10/27/2016	Microcap Equity Group LLC	0.013	260,153	3,382.00
10/31/2016	Black Forest Capital, LLC	0.013	311,285	4,000.00
10/31/2016	Adar Bays LLC	0.012	342,412	4,150.00
10/31/2016	Microcap Equity Group LLC	0.012	373,913	4,300.00
10/31/2016	Kodiak Capital Group LLC	0.000	171,000	1,453.50
10/31/2016	EMA Financial LLC	0.005	429,213	1,974.38
			5,805,913	$63,481.46

The following table reflects the amounts of principal converted, and the corresponding number of shares issued, in connection with outstanding convertible promissory notes during the month of November, 2016:

Date	Noteholder	Price	Shares Issued	Amount Converted

11/01/2016	Auctus Fund LLC	$0.009	374,500	$ 3,445.40
11/01/2016	Adar Bays LLC	0.011	373,913	4,050.00
11/01/2016	Microcap Equity Group LLC	0.012	414,956	4,772.00
11/02/2016	Adar Bays LLC	0.011	469,565	5,150.00
11/02/2016	EMA Financial LLC	0.004	530,500	2,153.83
11/03/2016	Black Forest Capital, LLC	0.011	370,000	3,977.50
11/03/2016	Auctus Fund LLC	0.008	374,500	3,040.94
11/03/2016	Tangiers Investment Group LLC	0.0091	1,028,681	9,397.00
11/04/2016	Microcap Equity Group LLC	0.010	512,315	5,200.00
11/04/2016	Kodiak Capital Group LLC	0.000	824,694	309.26
11/04/2016	Tangiers Investment Group, LLC	0.005	1,381,761	6,591.00
11/07/2016	Adar Bays LLC	0.010	465,116	4,750.00
11/07/2016	Adar Bays LLC	0.005	462,264	2,200.00
11/07/2016	Adar Bays LLC	0.003	664,528	1,750.00
11/08/2016	Microcap Equity Group LLC	0.000	497,767	(1)
11/08/2016	Black Forest Capital, LLC	0.003	690,000	3,657.10
11/08/2016	Adar Bays LLC	0.0053	274,151	1,453.00
11/08/2016	EMA Financial LLC	0.002	895,500	1,898.46
11/09/2016	Auctus Fund LLC	0.005	867,000	4022.88
11/09/2016	Tangiers Investment Group LLC	0.0048	1,736,268	8,282.00
11/09/2016	Adar Bays LLC	0.005	513,585	2,472.00
11/09/2106	Black Forest Capital, LLC	0.005	301,436	1,597.61
11/10/2016	Microcap Equity Group LLC	0.0053	866,037	4,590.00
11/10/2016	Adar Bays LLC	0.0053	1,028,113	5,449.00
11/11/2016	Black Forest Capital, LLC	0.0029	930,000	2,650.50
11/11/2016	Microcap Equity Group LLC	0.0028	744,489	2,121.79
11/11/2016	Tangiers Investment Group LLC	0.0026	2,502,534	6,419.00
11/14/2016	EMA Financial LLC	0.001	2,752,000	2,752.00
11/14/2016	Adar Bays LLC	0.0029	1,198,596	3,416.00
11/15/2016	Auctus Fund LLC	0.0017	1,450,000	2,436.00
11/15/2016	Black Forest Capital LLC	0.0021	1,450,000	3,045.00
11/15/2016	Adar Bays LLC	0.0021	1,458,452	3,062.75
11/21/2016	Black Forest Capital LLC	0.0015	1,870,000	2,805.00
11/22/2016	Tangiers Investment Group LLC	0.0013	3,749,630	5,062.00
11/22/2016	Microcap Equity Group LLC	0.0015	1,333,333	2,000.00
11/23/2016	EMA Financial LLC	0.001	4,888,000	4,888.00
11/23/2016	Black Forest Capital LLC	0.0015	1,950,000	2,925.00
11/23/2016	Adar Bays LLC	0.0014	1,873,074	2,528.65
11/28/2016	Adar Bays LLC	0.0014	2,220,000	2,997.00
11/28/2016	Black Forest Capital LLC	0.0013	1,950,000	2,437.50
11/29/2016	Tangiers Investment Group LLC	0.0011	5,314,667	5,979.00
11/29/2016	EMA Financial LLC	0.0005	6,089,500	3,044.75
11/29/2016	Adar Bays LLC	0.0011	2,654,222	2,986.00
11/29/2016	Adar Bays LLC	0.0011	2,862,222	3,220.00
11/30/2016	Black Forest Capital LLC	0.0013	2,640,000	3,300.00
11/30/2016	Adar Bays LLC	0.0011	3,706,667	4,170.00
			71,504,536	$164,454.92
_______________
(1) Additional shares issued for adjustment to prior conversion price.

The following table reflects the amounts of principal converted, and the corresponding number of shares issued, in connection with outstanding convertible promissory notes from December 1 through 20, 2016:

Date	Noteholder	Price	Shares Issued	Amount Converted

12/01/2016	Black Forest Capital LLC	$0.0013	3,103,992	$ 3,879.99
12/01/2016	Adar Bays LLC	0.0011	3,642,978	4,098.35
12/01/2016	Auctus Fund LLC	0.0010	3,564,000	3,564.00
12/05/2016	EMA Financial LLC	0.0010	9,993,000	9,993.00
12/05/2016	Black Forest Capital LLC	0.0011	4,500,000	4,950.00
12/05/2016	Adar Bays LLC	0.0011	3,641,755	4,005.93
12/05/2016	Microcap Equity Group LLC	0.0011	3,636,363	4,000.00
12/05/2016	Tangiers Investment Group LLC	0.0010	9,085,859	8,995.00
12/07/2016	Auctus Fund LLC	0.0009	3,564,000	3,136.32
12/07/2016	EMA Financial LLC	0.001	13,380,000	13,380.00
12/07/2016	Black Forest Capital LLC	0.0011	6,000,000	6,600.00
12/09/2016	Black Forest Capital LLC	0.0011	7,000,000	7,700.00
12/12/2016	Auctus Fund LLC	0.0016	4,535,000	7,127.12
12/13/2016	Black Forest Capital LLC	0.0011	7,100,000	7,810.00
12/13/2016	Auctus Fund LLC	0.0008	7,790,000	6,543.60
12/14/2016	EMA Financial LLC	0.0004	10,940,250	4,376.10
12/15/2016	Black Forest Capital LLC	0.0008	8,500,000	6,800.00
12/16/2016	Auctus Fund LLC	0.0006	8,241,688	5,274.68
12/19/2016	Microcap Equity Group LLC	0.0008	7,500,000	6,000.00
12/20/2016	Black Forest Capital LLC	0.0008	8,487,500	6,790.00
			134,206,385	$125,024.09

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNASYS, INC.

Dated: December 21, 2016	By:	/s/ Michael A. Tew
Michael A. Tew, Chief Executive Officer